FIRST AMENDMENT TO THE
           AMENDED AND RESTATED ASSET PURCHASE AGREEMENT (ELECTRONICS)


                  THIS FIRST AMENDMENT TO THE AMENDED AND RESTATED ASSET PURCHASE AGREEMENT (ELECTRONICS) (this "Amendment"), is dated as of April 24, 2002, by and between General Electric Capital Corporation, a Delaware corporation ("Purchaser"), and Comdisco, Inc., a Delaware corporation ("Seller"):

                                    RECITALS

                  WHEREAS, the parties hereto have entered into that certain Amended and Restated Asset Purchase Agreement (Electronics), dated as of April 10, 2002 but effective as of January 23, 2002 (the "Asset Purchase Agreement"); and

                  WHEREAS, the parties hereto desire to amend the Asset Purchase Agreement;

                  NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, and of the mutual covenants and agreements set forth in the Asset Purchase Agreement, the parties intending to be legally bound hereby agree as follows:

1. Definitions. Capitalized terms used herein without definition shall have the respective meanings assigned to such terms in the Asset Purchase Agreement.

2.       Amendment to the Asset Purchase Agreement.

(a) The definition of "Adjustment Factor" in the Asset Purchase Agreement is hereby amended and restated in its entirety as follows:

                            "Adjustment Factor" shall mean an amount equal to the sum of (i) all of the obligations of Seller or any of its Affiliates under the agreements set forth on Schedule 1.1R as of the Cut-Off Date, which amount for the purpose of calculating the Estimated Payment shall be deemed to be equal to $10,162,525 and (ii) $2,342,836.

(b) The definition of "Assumed Liabilities" in the Asset Purchase Agreement is hereby amended by deleting the word "and" at the end of clause (vi) thereof and adding the following language after clause (vii) thereof:

                           ; and (viii) any obligations required to be paid or performed from and after the Closing Date with respect to the Portfolio Property subject to any Solectron Excluded Contract which Portfolio Property has been effectively transferred and assigned to Purchaser or a Purchaser Affiliate pursuant to the terms hereof, except obligations arising out of a breach by any member of the Seller Group thereunder or with respect thereto.

(c) The definition of "Closing" in the Asset Purchase Agreement is hereby amended by adding the following sentence at the end thereof:

                           For the avoidance of doubt, Seller, for itself and on behalf of each other member of the Seller Group, and Purchaser, for itself and on behalf of each Purchaser Affiliate, hereby agree that the initial Closing Date shall be deemed to be April 24, 2002 for all purposes of this Agreement and each of the other agreements, instruments and documents delivered pursuant hereto.

(d) The following definition is hereby inserted into Section 1.1 in its proper alphabetical order:

                           "Conduit Financing Contracts" shall mean each Financing Contract listed on the June Portfolio Tape for the Electronics Segment that is conveyed by Seller as of the initial Closing Date and is subject to an Encumbrance arising out of either (i) the Loan and Servicing Agreement, dated as of April 1, 2000, among CDO Capital, L.L.C., CDO RM, Inc., Seller and Three Rivers Funding Corporation, as amended, supplemented or otherwise modified, or (ii) the Loan and Servicing Agreement, dated as of July 1995, among CDO Capital L.L.C., CDO RM, Inc., Seller and Thames Asset Global Securitization No.1, Inc., as amended, supplemented or otherwise modified (collectively, the "Conduit Facilities"), all of which are set forth on
                           Schedule 1.1W hereto.

(e) The definition of "Cut-Off Date Schedule of Assets Acquired and Liabilities Assumed" in the Asset Purchase Agreement is hereby amended by deleting the words "and the Adjustment Factor" in the third line thereof and inserting the words ", the Adjustment Factor and the Solectron Adjustment Factor" in place thereof.

(f) The definition of "Electronics Rental Payments" in the Asset Purchase Agreement is hereby amended by deleting the words "and (vi)" in the fourth line thereof and inserting the phrase ", (vi), (xii) and (xiii) and Section 2.1(f)(i)" in place thereof.

(g) The definition of "Estimated Payment" in the Asset Purchase Agreement is hereby amended by inserting the words "and the Solectron Adjustment Factor" after the words "Adjustment Factor".

(h) The definition of "Excluded Assets" in the Asset Purchase Agreement is hereby amended by deleting the word "and" at the end of clause (xiv) thereof and adding the following language after clause (xv) thereof:

                           and (xvi) any Conduit Financing Contract (including, without limitation, any Portfolio Property subject thereto) if Seller has not complied with its obligations under Section 5.15 hereof with respect to such Financing Contract, and Purchaser has notified Seller of such noncompliance prior to the expiration of twenty (20) Business Days after the initial Closing Date.

(i) Clause (iii) of the definition of "Portfolio Property" in the Asset Purchase Agreement is hereby amended and restated as follows:

                           (iii) Property subject to the Excluded Financing
Contracts or the Solectron Excluded Contracts.

(j) The definition of "Purchased Financing Contracts" in the Asset Purchase Agreement is hereby amended by amending and restating clause (M) thereof as follows:

                           (M) that is an Excluded Financing Contract; provided, however, that in the event any Obligor exercises its right to extend the term of any Excluded Financing Contract under applicable law, then on the Title Date, such Excluded Financing Contract shall be deemed to be a Purchased Financing Contract and a Purchased Asset;

(k) The definition of "Purchased Financing Contracts" in the Asset Purchase Agreement is hereby further amended by deleting the word "or" at the end of clause (L) thereof and adding the following language after clause (M) thereof:

                           ; (N)  that is a  Financing  Contract  set  forth  on
                           Schedule 1.1S; or (O) that is a Solectron Excluded Contract.

(l) The following definitions are hereby inserted into Section 1.1 in their proper alphabetical order:

                           "Solectron Adjustment Factor" shall mean an amount equal to the sum of (i) all of the obligations of Seller or any of its Affiliates under the agreements set forth on Schedule 1.1T as of the Cut-Off Date, which amount for the purpose of calculating the Estimated Payment shall be deemed to equal to $1,766,051 and (ii) $4,713,230.

                           "Solectron   Excluded   Contracts"   shall  mean  the
Financing Contracts listed on Schedule 1.1U.

(m) The definition of "Special Adjustments" in the Asset Purchase Agreement is hereby amended by deleting the word "and" at the end of clause (iv), inserting "," in lieu thereof and inserting the following language after clause (v):

                           and (vi) add a reserve for credit losses on the Adjusted Cut-Off Date Schedule of Assets Acquired and Liabilities Assumed in an amount equal to 2% of the aggregate Net Book Value of the Purchased Financing Contracts.

(n) The definition of "Title Date" in the Asset Purchase Agreement is hereby amended and restated in its entirety as follows:

                                    "Title  Date"  means  with  respect  to  any
                            Portfolio Property, (i) in the event any Obligor exercises any purchase option to acquire such Portfolio Property under any Excluded Financing Contract, the date which is one Business Day prior to the day on which an Obligor or its designee acquires title to such Portfolio Property, (ii) in the event any Obligor exercises its right to extend the terms of any Excluded Financing Contract under applicable Romanian law, the date which is one Business Day prior to the commencement of such extension period and (iii) in all other cases, the date on which such Portfolio Property is located at a location designated by the Purchaser Affiliate to which such Portfolio Property is to be transferred and assigned.

(o) Section 2.1(a) is hereby amended by adding the words "together with the assets described in Section 2.1(f)," in the seventh line thereof after the words "Sections 5.1(j) and 6.2(c)," and before the words "the `Purchased Assets'):"

(p) Section 2.1(a)(xi) is hereby further amended and restated in its entirety as follows:


                           (xi)     [Intentionally Omitted];

(q) Section 2.1(a) is hereby further amended by deleting "." at the end of clause (xii), inserting the words "; and" in lieu thereof and adding the following language after clause (xii) thereof:

                           (xiii) the Portfolio Property related to the Solectron Excluded Contracts, subject to the rights of any Obligor under the Solectron Excluded Contracts; provided, however, that in the event any Obligor thereunder exercise its purchase option, if any, with respect to such Portfolio Property in accordance with the terms of the applicable Solectron Excluded Contracts, the proceeds of such exercise of such purchase option.

(r) Section 2.1(f)(i) is hereby amended and restated in its entirety as follows:

                           (f)(i) Notwithstanding the foregoing, at the Closing, Seller shall and shall cause each Assigning Subsidiary, as applicable, to sell, assign, transfer and convey to Purchaser or any Purchaser Affiliate
                           (A) a right to purchase, as of the Title Date, good, valid and marketable title (free and clear of all Encumbrances other than Permitted Encumbrances) to the Portfolio Property which is currently subject to the Excluded Financing Contracts, subject to the purchase option of the applicable Obligors with respect to such Portfolio Property pursuant to the terms of such Excluded Financing Contracts; (B) in the event an Obligor exercises any purchase option to acquire any Portfolio Property under any Excluded Financing Contract, all of Transferor's right, title and interest in and to all of the proceeds of the exercise of such purchase option (free and clear of all Encumbrances) and (C) in the event any Obligor exercises its right to extend the term of any Excluded Financing Contract under applicable law, all of Transferor's right, title and interest in and to such Excluded Financing Contract, including, without limitation, any and all rental payments to be made pursuant to such Excluded Financing Contract as a result of such extension (free and clear of all Encumbrances).

(s) Section 2.1 (f)(ii) is hereby amended by replacing the reference to "Section 2.1(a)(xi)" in the second line thereof with a reference to "Section 2.1(f)(i)".

(t) Section 2.1 is hereby further amended by adding the following language at the end thereof:

                           (g) Notwithstanding anything to the contrary set forth in this Section 2.1, in the event that any of the Purchased Financing Contracts listed on Schedule 1.1V shall be included as part of a Closing, such Purchased Financing Contracts shall be transferred and assigned in accordance with a conveyance instrument substantially similar to the other conveyance instruments delivered pursuant to this Agreement, revised to reflect local law requirements and including provisions that would provide the applicable Purchaser Affiliate with a one hundred percent (100%) participation interest in any such Purchased Financing Contract until such time as such Purchaser Affiliate has obtained all licenses and permits necessary for it to take title to, and a full assignment of, such Purchased Financing Contracts.

(u)      Section 2.2 is hereby amended and restated in its entirety as follows:

                           The Purchase Price. The aggregate purchase price to be paid by Purchaser and Purchaser Affiliates (provided that Purchaser shall not be relieved of its obligation to pay the Purchase Price hereunder to the extent any Purchaser Affiliate fails to pay its allocable portion of the Purchase Price pursuant to this Agreement) for the Purchased Assets (the "Purchase Price") shall be an amount equal to, in the case of clauses (a)(i) and (b) below, as reflected on the Adjusted Cut-Off Date Schedule of Assets Acquired and Liabilities Assumed, the sum of (a)(i) (A) 69% of the Net Book Value of the Purchased Financing Contracts, (B) 67% of the Net Book Value of all Purchased Assets (other than the Purchased Financing Contracts and the Purchased Assets described in Sections 2.1(f)(i), 2.1(a)(xi) and 2.1(a)(xiii)), including, without limitation, assets related to the Purchased Financing Contracts that would be reflected on a balance sheet of Seller prepared in accordance with the Accounting Principles as "deferred maintenance costs," "prepaid sales taxes" and any other account to which payments owned by an Obligor under a Purchased Financing Contract are associated,
                           (ii) with respect to the Purchased Assets described in Section 2.1(a)(v), $200,000, (iii) with respect to the Purchased Assets described in Section 2.1(f)(i), $2,342,836, and (iv) with respect to the Purchased Assets described in Section 2.1(a)(xiii), $4,713,230 minus (b)(i) 100% of the Assumed Liabilities, (ii) 100% of the Adjustment Factor and (iii) 100% of the Solectron Adjustment Factor. In addition to the Purchase Price at the initial Closing, Purchaser and Purchaser Affiliates shall pay to Seller and Assigning Subsidiaries a single additional payment in the aggregate amount of $10,000,000 (the "Two Closing Premium").

(v) Section 2.6 is hereby amended by inserting "(a)" at the beginning thereof and by adding the following three new paragraphs at the end thereof:

                           (b) Seller and Purchaser agree that notwithstanding the terms of Section 2.3(a), Purchaser is authorized to withhold an additional $2.4 million from the Initial Payment made at the initial Closing in respect of the Taxes that were required to be estimated and put into escrow pursuant to subsection
                           (a) hereof ("Escrowed Taxes"). Seller and Purchaser shall seek to negotiate an escrow agreement mutually agreeable to themselves and an escrow agent or other mutually agreeable arrangement no later than ten (10) Business Days after the initial Closing Date, and such $2.4 million shall be deposited with the escrow agent or subjected to such arrangement. On or prior to the Second Closing, Seller and Purchaser shall agree on the amount of Escrowed Taxes attributable to the Purchased Assets acquired at the Second Closing, and such amount shall be deposited with the escrow agent or subjected to such other arrangement as may be agreed by Purchaser and Seller.

                           (c) Prior to the deposit of the Escrowed Taxes into an escrow or similar arrangement, Purchaser shall credit Seller with interest on the amount of the Escrowed Taxes at the Settlement Rate as in effect on the initial Closing Date, for the period from the Closing Date to, but not including, the date the Escrowed Taxes are so deposited (together with such interest as referred to above, calculated on the basis of the actual number of days elapsed in a year of 365 or 366 days, as the case may be).

                           (d) Seller and Purchaser agree that the terms of the escrow agreement or other arrangement shall provide:
                           (i) that Comdisco has the right to commence a process to seek a ruling request from the appropriate California taxing authority at any time prior to 45 days following the Second Closing in respect of the sales tax liability of Seller in California arising out of the transactions contemplated by this Agreement; (ii) that during the pendency of this 45-day period and until Seller shall have exhausted its right to appeal or seek further judicial action to the next higher judicial or administrative level with respect to the subject of such ruling request, Purchaser shall not make any payment in respect of such sales tax or take any other action with respect to the Escrowed Taxes or the Purchased Assets that is inconsistent with Seller's right to have its California sales tax liability determined in accordance with the ruling request process initiated by Seller; and (iii) any earnings on amounts placed into an escrow or similar arrangement shall accrue to the benefit of Seller.

(w) Section 2.7 is hereby amended by deleting clauses (c) and (d) thereof and inserting the following in place thereof:

                           (c) the aggregate of the related Residual with respect to each Purchased Financing Contract, Excluded Financing Contract and Selection Excluded Contract, as set forth in this Agreement; plus

                           (d)  the Net Book Value of the agreements listed on
Schedule 1.1Q.

(x) Section 5.4(a) is hereby amended by adding the following language at the end of clause (iii) thereof:

                  ; or (iv) any failure to perform duly and punctually any covenant, agreement or undertaking on the part of Seller or any Assigning Subsidiary contained in any Seller Related Document (without duplication as to matters indemnified pursuant to Section 5.4(d), Section 5.4(e) and Section 5.4(g))

(y)      Section 5.15 is hereby amended and restated as follows:

                                    5.15 Lien Release and Evidence of Discharge.
                           No later than fifteen (15) Business Days after the initial Closing Date, Seller shall deliver to Purchaser evidence, in a form that would be reasonably and customarily accepted by a prudent purchaser, that any Encumbrances on the Conduit Financing Contracts or the Portfolio Property subject thereto that result from such Financing Contracts being subject to the Conduit Facilities have been released and discharged.

(z)  Schedule  1.1S in the form of  Annex A  hereto  is  hereby  inserted  after
Schedule 1.1R to the Asset Purchase Agreement.

(aa)  Schedule  1.1T in the form of  Annex B hereto  is  hereby  inserted  after
Schedule 1.1S to the Asset Purchase Agreement.

(bb)  Schedule  1.1U in the form of  Annex C hereto  is  hereby  inserted  after
Schedule 1.1T to the Asset Purchase Agreement.

(cc)  Schedule  1.1V in the form of  Annex D hereto  is  hereby  inserted  after
Schedule 1.1U to the Asset Purchase Agreement.

(dd)  Schedule  1.1W in the form of  Annex E hereto  is  hereby  inserted  after
Schedule 1.1V to the Asset Purchase Agreement.

3. Ratification of the Asset Purchase Agreement. The Asset Purchase Agreement, as amended by this Amendment, is hereby ratified and confirmed in al respects.

4.       Effect on the Asset Purchase Agreement.

(a) On and after the date hereof, each reference in the Asset Purchase Agreement to "this Agreement", "herein", "hereof", "hereunder" or words of similar import shall mean and be a reference to the Asset Purchase Agreement as amended hereby.

(b) Except as specifically amended above in connection herewith, the Asset Purchase Agreement shall remain in full force and effect and is hereby ratified and confirmed.

5. Governing Law. This Amendment and the legal relations between the parties hereto arising thereunder shall be governed by, and construed in accordance with, the laws of the State of Illinois, without regard to the principles regarding the choice of law.

6. Headings. The descriptive headings of the several Sections of this Amendment are inserted for convenience only and do not constitute a part of this Amendment.

7. Counterparts. This Amendment may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when such counterparts have been signed by each party hereto and delivered to the other party hereto.

                                                       [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed on its behalf by its officers or representatives thereunto duly authorized, as of the date first above written.

                                                     GENERAL ELECTRIC
                                                     CAPITAL CORPORATION



                                                     By: /s/  Elliot Spiro
                                                        ----------------------
                                                     Name: Elliot Spiro
                                                          --------------------

                                                     Title:  Attorney-In-Fact
                                                           --------------------


                                                     COMDISCO, INC.



                                                     By: /s/  Robert E.T. Lackey
                                                        -----------------------

                                                     Name:  Robert E. T. Lackey
                                                          ---------------------

                                                   Title: Senior Vice President,
                                               Secretary and Chief Legal Officer

                                     Annex A

                                  Schedule 1.1S

             Brazilian Notional Lease and Malaysian Excluded Leases

Brazil            12SL40788EG       Solectron Corp   (Inception Date 1/1/00)
Malaysia 12SL40481EG       Solectron Corp   (Inception Date 6/1/98)
Malaysia 12SL40380EG       Solectron Corp   (Inception Date 1/1/98)

                                     Annex B

                                  Schedule 1.1T

                       Solectron Adjustment Factor Leases

                                     Annex C

                                  Schedule 1.1U

                          Solectron Excluded Contracts

                                     Annex D

                                  Schedule 1.1V


                                 Italian Leases

                                     Annex E

                                  Schedule 1.1W


                           Conduit Financing Contracts